UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2024

VERTIV HOLDINGS CO
(Exact name of registrant as specified in its charter)

Delaware	001-38518	81-2376902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 N. Cleveland Ave., Westerville, Ohio 43082
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 614-888-0246

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2024, the Board of Directors (the “Board”) of Vertiv Holdings Co, a Delaware corporation (the “Company”), approved the Amended and Restated Bylaws of Vertiv Holdings Co, effective as of such date (the “Amended and Restated Bylaws”). Among other changes, the Amended and Restated Bylaws:

•address matters relating to Rule 14a-19 (the “Universal Proxy Rule”) under the Securities Exchange Act of 1934, including (i) requiring that any stockholder submitting a nomination notice make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with the Universal Proxy Rule, and if so, agree in writing that such stockholder will comply with the requirements of the Universal Proxy Rule; (ii) providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rule requirements; (iii) requiring that a stockholder inform the Company if such stockholder no longer plans to solicit proxies in accordance with the Universal Proxy Rule; and (iv) requiring stockholders intending to use the Universal Proxy Rule to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rule at least five business days before the meeting upon request by the Company;

•require any stockholders directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;

•implement certain revisions to conform to recent amendments to the Delaware General Corporation Law (the “DGCL”), including (i) giving the Company the ability to provide the details for an adjourned meeting in any manner permitted by the DGCL and (ii) eliminating the requirement that the Company make a stockholder list available during a meeting of stockholders; and

•require stockholder director nominees to provide additional information required to be provided by the Board’s director nominees, and incorporate certain administrative and modernizing changes, including those intended to provide clarification and consistency.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 (d) Financial Statements and Exhibits

Exhibit No.	Exhibit Description
3.1	Amended and Restated Bylaws of Vertiv Holdings Co, effective November 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2024	Vertiv Holdings Co
/s/ Stephanie L. Gill
Name: Stephanie L. Gill
Title: Chief Legal Counsel